EXHIBIT 10.3

                               SEVERANCE AGREEMENT
                               -------------------



     This Severance Agreement (this "Agreement") is made this 2nd day of July, 1999, by and between Andre M. Hilliou (hereinafter "Hilliou") and American Bingo & Gaming Corp. (hereinafter "ABG").

     WHEREAS Hilliou is a member of the Board of Directors of ABG and an employee and officer of ABG;

     WHEREAS Hilliou and ABG have made a joint determination that, subject to certain terms of separation being agreed to between Hilliou and ABG, it may be in the best interest of Hilliou and ABG for Hilliou to resign from the Board of Directors and from all other positions held with ABG; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

     1.   Resignation.  Hilliou  hereby  resigns as the  Chairman  of the Board,
          -----------
          President and Chief Executive Officer of ABG, from the Board of Directors of ABG and from any and all other positions held with ABG and its subsidiaries (if any). Furthermore, Hilliou agrees that for a period of two years from the date hereof he will not seek or accept nomination or election to the Board of Directors of ABG or any of its subsidiaries.

     2.   Employment Agreement. The Employment Agreement between Hilliou and ABG
          ---------------------
          dated April 30, 1998, is hereby terminated and neither party shall have any further obligations thereunder.

     3.   Severance Payment. ABG does hereby agree to pay to Hilliou on the date
          ------------------
          of execution of this Agreement $228,600 as a severance payment. In addition, ABG shall fund the cost of Hilliou's health insurance, dental insurance, life insurance and long-term disability insurance for coverage comparable to that provided to Hilliou immediately prior to termination of his employment with ABG, which insurance shall be provided from the date of this Agreement through June 30, 2000. Other than the benefits stated above, Hilliou shall not receive, and shall not be entitled to, any further severance benefits.

     4.   Confidentiality.  For a period of two years from the date of execution
          ---------------
          of this Agreement, Hilliou agrees that he will not, for any reason, in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation or other business entity, in any manner whatsoever, any confidential information or trade secrets concerning the business of ABG, including,  without  limiting the  generality  of the  foregoing,  the

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          techniques,  methods or systems of its  operation or  management,  any information regarding its financial matters, or any other material information concerning the business of ABG, its manner of operation, its plans or other material data. The provisions of this Section 4 shall not apply to (i) information that is public knowledge other than as a result of disclosure by Hilliou in breach of this Section 4; (ii) information disseminated by ABG to third parties in the ordinary course of business; (iii) information lawfully received by Hilliou from a third party who, based upon inquiry by Hilliou, is not bound by a confidential relationship to ABG; (iv) information disclosed under a requirement of law or as directed by applicable legal authority or regulatory agency; or (v) information and business contacts known to Hilliou prior to his employment with ABG.

     5.   Hilliou Global Release.  ABG hereby releases  Hilliou from any and all
          ------------------------
          past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that ABG may have, claim to have, or have ever had, against Hilliou arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against Hilliou, whether known or unknown, involving the parties hereto, for all time up to and including the date of this Agreement. ABG agrees to indemnify and hold Hilliou harmless from and against any and all costs, judgments, expenses, attorney's fees, damages or liabilities whatsoever relating to any and all claims that may be brought against Hilliou in connection with his position as an officer of ABG to the fullest extent authorized by Delaware law as provided in paragraph 7 of the Certificate of Incorporation of ABG, as amended October 17, 1994.

     6.   ABG  Release.  Hilliou  hereby  releases  ABG  and  its  officers  and
          ------------
          directors from any and all past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that he may have, claim to have, or have ever had, against ABG and its officers and directors arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against ABG and its officers and directors, whether known or unknown, involving the parties hereto, arising only from events occurring for all time up to and including the date of this Agreement.

     7.   Governing Law. This  Agreement  shall be governed by and construed and
          --------------
          enforced in accordance with the laws of the State of South Carolina.

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     8.   Severability. If any provision of this Agreement or any portion of any
          ------------
          provision of this Agreement is at any time deemed or declared void, voidable or unenforceable, then such provision or portion of such provision is severable from the remainder of this Agreement and the remainder of this Agreement shall be fully enforced.

     9.   Further  Assurances.  The  parties  shall  from time to time  promptly
          ------------------
          execute and deliver such further instruments, documents or papers and perform all acts necessary or proper to carry out and effect the terms and provisions of this Agreement.

     10.  Counterparts and Fax Signature Pages. It is understood and agreed that
          -------------------------------------
          this Agreement may be executed in duplicate counterpart originals, each of which shall be deemed an original for all purposes. Signatures need not be in original and a facsimile and/or copy bearing a copied or facsimile signature shall suffice as a binding signature for this Agreement.

     11.  Supersedes  Prior  Agreements.  It is understood  and agreed that this
          -----------------------------
          Agreement contains the entire agreement between the parties and supersedes any and all prior agreements and arrangements or understandings between the parties relating to the subject matter hereof. No oral understanding, statements, promises or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

WITNESSES:


     /s/  Richard  Kelley                     /s/  Andre  M.  Hilliou
     --------------------                         ----------------------
                                                   Andre  M.  Hilliou


WITNESSES:                             AMERICAN  BINGO  &  GAMING  CORP.


     /s/  Daniel  J.  Fritze           By:        /s/  Daniel  W.  Deloney
     -----------------------                      ------------------------------
                                       Name:           Daniel  W.  Deloney
                                                  ------------------------------
                                       Title:     Vice  Chairman  of  the  Board
                                                  ------------------------------

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